SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               Critical Path, Inc.
                 -----------------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)


           California                                91-1788300
------------------------------                 ----------------------
    (State of incorporation                        (I.R.S. Employer
       or organization)                           Identification No.)


                 320 First Street, San Francisco, California 94105
-------------------------------------------------------------------------------
                   (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


   Title of each class                   Name of each exchange on which
   to be so registered                   each class is to be registered
-------------------------------------------------------------------------------
          None                                       None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which
this form relates:        333-71499

Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                                (Title of class)

Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

         In response to this item, incorporated by reference is the description of the Common Stock, $0.001 par value per share (the "Common Stock"), of Critical Path, Inc. (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated January 29, 1999 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-71499).

Item 2.  Exhibits.
         --------

         The  following  exhibits  are  filed  as a part  of  this  Registration
Statement:


Exhibit Number                      Description of Document
--------------                      -----------------------

3(i)(a) Amended and Restated Articles of Incorporation and amendments thereto, of the Registrant (incorporated by reference to
                                    Exhibit 3(i)(a) to the Registration
                                    Statement).

3(i)(b) Form of Amended and Restated Articles of Incorporation to be filed prior to completion of the offering, of the Registrant (incorporated by reference to
                                    Exhibit 3(i)(b) to the Registration
                                    Statement).

3(ii)(a)                            Bylaws  of  the   Registrant,   as   amended
                                    (incorporated   by   reference   to  Exhibit
                                    3(ii)(a) to the Registration Statement).

3(ii)(b) Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to
                                    Exhibit 3(ii)(b) to the Registration
                                    Statement).

4.1 Form of Common Stock Certificate of the Registrant (incorporated by reference to
                                    Exhibit 4.1 to the Registration Statement)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated:  February 1, 1999.

                                      Critical Path, Inc.



                                      By /s/ Douglas Hickey
                                        ------------------------
                                             Douglas Hickey
                                             President and
                                          Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------



Exhibit
Number                               Exhibit
-------                              -------

3(i)(a) Amended and Restated Articles of Incorporation and amendments thereto, of the Registrant (incorporated by reference to Exhibit 3(i)(a) to the Registration Statement).

3(i)(b) Form of Amended and Restated Articles of Incorporation to be filed prior to completion of the offering, of the Registrant (incorporated by reference to
                                     Exhibit 3(i)(b) to the Registration
                                     Statement).

3(ii)(a)                             Bylaws  of  the   Registrant,   as  amended
                                     (incorporated   by   reference  to  Exhibit
                                     3(ii)(a) to the Registration Statement).

3(ii)(b) Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to
                                     Exhibit 3(ii)(b) to the Registration
                                     Statement).

4.1 Form of Common Stock Certificate of the Registrant (incorporated by reference to
                                     Exhibit 4.1 to the Registration Statement)